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                                                                      Exhibit 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 13, 1998 on our audits of the consolidated financial statements and financial statement schedule of Allen Telecom Inc.



                                                   /s/ COOPERS & LYBRAND L.L.P.


Cleveland, Ohio
May 1, 1998